UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    October 31, 2019

FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland	000-50728	52-1627106
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

c/o Steben & Company, Inc.
9711 Washingtonian Blvd., Suite 400
Gaithersburg, Maryland 20878
(Address of Principal Executive Office)(zip code)

(240) 631-7600
Registrant telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01  Change in Control of Company

Effective October 31, 2019, Steben & Company, Inc. ("Steben"), the general partner of Futures Portfolio Fund, Limited Partnership (the "Registrant" or "Fund") was acquired by Octavus Group, LLC ("Octavus"), whereby Octavus acquired 100% of the stock of Steben. In connection with the acquisition, Mr. Ken Steben resigned as both CEO of Steben and as a member of its board of directors. Mr. Kevin Kinzie, a managing member of Octavus, has succeeded Mr. Steben as CEO of Steben and as a member of its board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Futures Portfolio Fund, Limited Partnership By: Steben & Company, Inc., it's General Partner
Date: November 6, 2019	By:
/s/ Carl A.Serger
Carl A. Serger Chief Financial Officer of the General Partner